November 14, 2003

Hilliard Lyons Growth Fund, Inc.

Dear Shareholders:

Stocks advanced during the third quarter in anticipation of higher corporate profits in the near future. The Standard & Poor's 500 Index increased 2.7% for the quarter and the Dow Jones Industrial Average gained 3.8%. The Fund increased 3.3% during this same time period.

Our investment philosophy is rooted in the belief that owning great growth businesses over a meaningful time period is the most effective way to build wealth. A look at the list of wealthiest Americans confirms this with Bill Gates and Warren Buffet--both owners of their own businesses--topping the list. Seldom is a speculator, or stock trader, on this list of wealthiest because its difficult to be on the right side of a trade a majority of the time. Sir John Templeton, considered one of the finest investors ever, recently said in an interview with Equities magazine that he is wrong about 40% of the time on individual stock selections.

Stock investors witnessed a speculative bubble in 1999 and early 2000, fueled by perfect business conditions for technology companies and massive investment in the "Internet". Today, the stock market is behaving similarly to three years ago with the lowest quality companies, with poor financial conditions and no earnings performing the best. According to the New York Times, Standard & Poor's "A" rated stocks are up half as much as "B" rated stocks, which are up half as much as "C" rated stocks, through the third quarter of this year. Additionally, Birinyi Associates dissected the performance of the Standard & Poor's 1500 through October 25/th/, and showed that the companies with the lowest priced shares and no earnings performed far better than higher priced shares with earnings.

                        Performance for S&P 1500 Stocks

       SHARE PRICE  NUMBER OF COMPANIES % WITHOUT EARNINGS AVERAGE RETURN
      ------------- ------------------- ------------------ --------------
      Less than $10         222                46.8%            64.4%
        $10--$15            202                12.9%            35.5%
        $15--$20            233                6.9%             26.4%
        $20--$25            227                3.5%             23.1%
        $25--$30            162                1.9%             20.4%
        $30--$35            148                1.4%             20.6%
        $35--$40            102                1.0%             15.9%
        Over $40            204                0.5%             15.3%

Beta is an often-mentioned word used to describe a stock's volatility versus a market benchmark such as the S&P 500 Index. The higher the beta, the more volatile the stock. According to a study by Wilshire Associates and Morgan Stanley, high beta stocks have recently been providing spectacular returns. The top 10% of high beta stocks have returned 69.3% through September 12, versus a 9.7% return from the decile of stocks with the lowest beta. In short, this market has some froth to it.

We our optimistic that the economy is rebounding, corporate profits are expanding and the equity markets are poised to move higher. It is our expectation, however, that the leadership of the market will shift from the low quality stocks to high quality stocks as investors are eventually reminded of the high risk associated with lack of quality. Given our emphasis on only the highest quality companies, we would welcome such a shift sooner rather than later.

Finally, we are pleased to announce the appointment of Ted Bates as Associate Portfolio Manager of the Fund. Ted brings 18 years of investment experience and a rich knowledge base to our team. Ted has been a member of the Hilliard Lyons Asset Management team for 4 years managing the Hilliard Lyons Strategic Growth Portfolio and our Institutional Growth Portfolio. Ted is a graduate of Vanderbilt University and earned his M.B.A. from the Kellogg School at Northwestern University.

On behalf of our entire team at Hilliard Lyons Asset Management, we thank you for your continued support.

Sincerely,

             /s/ Shawn J. Ridley        /s/ James R. Allen
             Shawn J. Ridley            James R. Allen
             Portfolio Manager          Chairman of the Board
                                        and President

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              September 30, 2003

             COMMON STOCKS -- 97.3%
             ------------------------------------------------------

                                                          Market
              Shares  Company                             Value
             ------------------------------------------------------
                      INDUSTRIALS -- 3.5%
                      ---------------------------------------------
             40,000   Dover Corp....................... $ 1,414,800

                                                        -----------
                                                          1,414,800

                      CONSUMER DISCRETION -- 24.5%
                      ---------------------------------------------
             56,600** Comcast CL A.....................   1,747,808
             54,000   Harley Davidson Inc..............   2,602,800
             52,600   Home Depot Inc...................   1,675,310
             27,000   Omnicom Group....................   1,939,950
             46,500   Viacom Inc. CL B.................   1,780,950

                                                        -----------
                                                          9,746,818

                      CONSUMER STAPLES -- 4.5%
                      ---------------------------------------------
             39,000   Pepsico Inc......................   1,787,370

                                                        -----------
                                                          1,787,370

                      FINANCIAL -- 23.5%
                      ---------------------------------------------
             47,000   American International Group Inc.   2,711,900
             27,000   Federal Home Loan Mortgage
                      Corp.............................   1,413,450
             40,000   Morgan Stanley Dean Witter Co....   2,018,400
             48,500   SEI Investments Co...............   1,576,250
             65,500   Synovus Financial Corp...........   1,636,845

                                                        -----------
                                                          9,356,845

                      HEALTH CARE -- 16.4%
                      ---------------------------------------------
             21,000   Allergan Inc.....................   1,653,330
             27,000   Cardinal Health..................   1,576,530
             36,000   Johnson & Johnson................   1,782,720
             50,000   Pfizer Inc.......................   1,519,000

                                                        -----------
                                                          6,531,580

                                                           Market
             Shares  Company                               Value
            --------------------------------------------------------
            54,000   RETAIL & SERVICES -- 4.1%
                     -----------------------------------------------
                     Walgreen Co........................ $ 1,654,650

                                                         -----------
                                                           1,654,560

                     INFORMATION TECHNOLOGY -- 20.8%
                     -----------------------------------------------
            42,700   Automatic Data Processing Inc......   1,530,795
            84,500** Applied Materials Inc..............   1,532,830
            13,750   International Business Machines....   1,214,538
            44,500   Microsoft Corp.....................   1,236,655
            93,500   Nokia Corp.........................   1,458,600
            48,000** Waters Corp........................   1,316,640

                                                         -----------
                                                           8,290,058

            Total Common Stocks                           38,782,031

                                                         -----------

            OTHER ASSETS LESS LIABILITIES -- 2.7%          1,076,394

                                                         -----------
            TOTAL NET ASSETS                             $39,858,425

                                                         ===========
            Net Assets
                     Investor A shares.................. $33,955,502
                     Investor B shares..................   5,902,923

                                                         -----------
                                                         $39,858,425
            Shares of capital stock
                     Investor A shares..................   1,340,089
                     Investor B shares..................     242,264

                                                         -----------
                                                           1,582,353
            Net asset value
                     Investor A shares -- redemption
                     price per share.................... $     25.34

                                                         -----------
                     Investor B shares -- offering price
                     per share*......................... $     24.37

                                                         -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.
  *Redemption price of Investor B shares varies based on length of time shares are held.
 **Non-income producing security.

--------------------------------------------------------------------------------
[LOGO] Hilliard Lyons Growth Fund
                             Third Quarter Report
                              September 30, 2003
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (888) 878-7845
--------------------------------------------------------------------------------
                            DIRECTORS AND OFFICERS

                              BOARD OF DIRECTORS

James R. Allen
Stewart E. Conner
                 William A. Blodgett, Jr.
                 John C. Owens

                                   OFFICERS

James R. Allen -- President
Joseph C. Curry, Jr. -- Vice President and Treasurer
Timothy P. Riordan -- Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1912
Boston, Massachusetts 02266

                                 LEGAL COUNSEL

Frost Brown Todd LLC
400 West Market Street, 32/nd/ Floor
Louisville, Kentucky 40202

                        INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                             THIRD QUARTER REPORT
                              September 30, 2003